UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 28, 2016

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 28, 2016, the Board of Directors of Invacare Corporation (the “Company”) elected Susan H. Alexander as a member of the Company’s Board of Directors, effective December 1, 2016, on the unanimous recommendation of the Nominating and Governance Committee of the Board of Directors. Ms. Alexander has been elected to serve a term expiring at the Company’s 2017 Annual Meeting of Shareholders. Ms. Alexander has been appointed to the Company’s Regulatory and Compliance Committee.
Ms. Alexander, age 60, has served as the Executive Vice President, Chief Legal Officer and Corporate Secretary of Biogen Inc., a biopharmaceutical company, since December 2011. Prior to that, from 2006 to December 2011, Ms. Alexander served as Executive Vice President, General Counsel and Corporate Secretary of Biogen Inc. From 2003 to January 2006, Ms. Alexander served as the Senior Vice President, General Counsel and Corporate Secretary of PAREXEL International Corporation, a biopharmaceutical services company. From 2001 to 2003, Ms. Alexander served as General Counsel of IONA Technologies, a software company. From 1995 to 2001, Ms. Alexander served as Counsel at Cabot Corporation, a specialty chemicals and performance materials company. Prior to that, Ms. Alexander was a partner at the law firms of Hinckley, Allen & Snyder and Fine & Ambrogne. Ms. Alexander is a graduate of Wellesley College and Boston University School of Law.
There is no arrangement or understanding between Ms. Alexander and any other person pursuant to which Ms. Alexander was elected as a director of the Company. Ms. Alexander has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
As a director, Ms. Alexander will participate in the Company’s current program for the compensation of non-employee directors, which is described under the caption “Compensation of Directors” in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on April 8, 2016. In accordance with the director compensation program, on December 1, 2016, Ms. Alexander will receive a grant of 2,839 restricted stock units under the Company’s 2013 Equity Compensation Plan.
On November 28, 2016, the Company issued a press release announcing the election of Ms. Alexander to the Board of Directors, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 28, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: November 28, 2016	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 28, 2016.